SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 12, 2012

Tactical Air Defense Services, Inc.

(Exact name of registrant as specified in its charter)

Nevada		88-0455809
(State or other jurisdiction		(IRS Employer
of Incorporation)		Identification Number)

123 West Nye Lane, Suite 517
Carson City, Nevada 89706
(Address of principal executive offices)

(775) 888-6744
(Issuer’s Telephone Number)

___________________________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01

Entry into a Material Definitive Agreement.

On or about July 12, 2012, Tactical Air Defense Services, Inc., a Nevada corporation (the “Company”) and AeroTech Corporation, a Florida corporation (“AeroTech”) entered into an Acquisition Agreement (the “Acquisition Agreement”). A copy of the Acquisition Agreement has been attached as an exhibit to this Form 8-K, the terms of which are hereby incorporated by reference in their entirety. Through the acquisition of AeroTech, the Company will acquire AeroTech’s existing business and assets including, but not limited to, five separate teaming agreements, a sole source justification and approval from the United States Army, and AeroTech’s pre-transaction management team.

Pursuant to the terms of the Acquisition Agreement, the Company will acquire 100% of the equity interest in AeroTech in exchange for the issuance of Five Million shares of the Company’s Series C Preferred Stock to be issued to AeroTech’s existing shareholders upon closing. Following the closing of the Acquisition Agreement which, according to the Acquisition Agreement shall occur on or before August 11, 2012 unless mutually extended by all parties (the “Closing”), AeroTech will continue its existing business operations as a wholly owned subsidiary of the Company.

The Closing is subject to certain closing conditions that must be satisfied prior to Closing, with such conditions outlined in Section 4 of the Acquisition Agreement, including, but not limited to, the appointment and retainment of AeroTech’s existing management to the post transaction entity including: (i) Colonel Scott Patterson to be appointed to the position of Chief Operating Officer; and (ii) Mark Daniels, to be appointed to the position of President. Such appointments shall be subject to subsequent employment agreements with each respective individual, to be executed and finalized upon Closing.

Item  7.01

Regulation FD Disclosure.

Press Releases

On July 20, 2012, the Company issued a press release relating to the Agreement as described in “Item 1.01 Entry Into Material Definitive Agreements” above.  A copy of this press release is furnished as an exhibit to this Report.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

Number	Description

10.1	Acquisition Agreement between Tactical Air Defense Services, Inc. and AeroTech Corporation

99.1	Press release dated as of July 20, 2012 entitled “Tactical Air Defense Services to Acquire AeroTech Corporation” (Deemed Furnished)

Dated:   July 20, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Tactical Air Defense Services, Inc.

/s/ Alexis Korybut
By:	Alexis Korybut
Its:	Chief Executive Officer